Marketable Securities	12 Months Ended
Oct. 31, 2020
Marketable Securities
Marketable Securities

7.	Marketable Securities

During the period ended October 31, 2020, the Company received 2,362,204 common shares of Plant-Based Investment Corp (“PBIC”) by issuing to PBIC 15,000,000 common shares of the Company pursuant to a subscription agreement. On the date of the transaction, February 10, 2020, the fair value of PBIC shares per share was CAD$0.635 per share, for a fair value of $848,011 (Note 16.1). The Company does not have control or significant influence over PBIC and has accounted for the investment at fair value through profit or loss.

As at October 31, 2020, the fair value of the shares was $585,035, based upon the publicly quote price of PBIC shares. The Company recorded an unrealized loss on the shares in the amount of $263,483 and foreign currency translation gain of $507 during year ended October 31, 2020.